UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

SUPERIOR ENERGY SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34037	87-4613576
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900
Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 654-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2024, the board of directors (the “Board”) of Superior Energy Services, Inc., a Delaware corporation (the “Company”), and the compensation committee of the Board determined that, in addition to the special cash dividend described in Item 7.01 below, the Company will make dividend equivalent payments to each of Michael Y. McGovern, Brian K. Moore, James W. Spexarth, Michael J. Delahoussaye, Deidre D. Toups and Bryan M. Ellis under the restricted stock units that were granted to each holder pursuant to the Company’s 2021 Management Incentive Plan. The Company will pay each such restricted stock unit holder $12.38 per outstanding restricted stock unit (less any applicable withholdings) on or about the same time as the special dividend is paid on the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”).

Item 7.01. Regulation FD Disclosure.

On February 13, 2024, the Company announced that its Board declared a special cash dividend of $12.38 per share of Class A Common Stock. A copy of the press release announcing the special dividend is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated February 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superior Energy Services, Inc

Date:	February 13, 2024	By:	/s/ James W. Spexarth
James W. Spexarth Executive Vice President, Chief Financial Officer and Treasurer